SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           Reported) December 12, 1996


         FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1996, which forms FURST Home Equity Loan Trust 1996-2, which will issue Series 1996-2 Home Equity Loan Asset-Backed Certificates).


            FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
             (Exact name of registrant as specified in its charter)



        North Carolina                 333-3574           56-1967773
(State or Other Jurisdiction        (Commission        (I.R.S. Employer
         of Incorporation)         File Number)         Identification #)



301 South College Street
Charlotte, North Carolina                                   28288-0600
(Address of Principal                                       (Zip Code)
  Executive Offices)


        Registrant's telephone number, including area code 704-383-3624


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Item 5.  Other Events.

         On December 12, 1996, the Registrant caused the issuance and sale of $220,000,000 initial principal amount of Home Equity Loan Asset-Backed Certificates, Series 1996-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B1-IO, Class B2-IO, Class RU and Class RL (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996, among the Registrant, as depositor, First Union National Bank of North Carolina, as seller and as master servicer, Norwest Bank Minnesota, National Association, as trustee, and First Union National Bank of North Carolina, Trust Department, as document custodian.


Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         The  following  exhibits  are  filed  herewith.   The  exhibit  numbers
         correspond with Item 601(b) of Regulation S-K.

         4 Pooling and Servicing Agreement for Home Equity Loan Asset-Backed Certificates, Series 1996-2

         8        Opinion of Moore & Van Allen, PLLC as to tax matters



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on it's behalf by the undersigned hereunto duly authorized.

                                     FIRST UNION RESIDENTIAL
                                     SECURITIZATION    TRANSACTIONS, INC.



                                     By:    /s/ Patrick J. Tadie
                                     Name: Patrick J. Tadie
                                          Title: Senior Vice President

Dated:  December 16, 1996




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                                  Exhibit Index

         Exhibit                                                  Page


         4        Pooling and Servicing Agreement for
                  Home Equity Loan Asset-Backed Certificates,
                  Series 1996-2

         8 Opinion of Moore & Van Allen, PLLC as to tax matters




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